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                               Janus Olympus Fund

                         Supplement dated May 10, 2000
                      to Prospectus Dated January 31, 2000
                         as supplemented March 16, 2000

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 31, 2000, AS SUPPLEMENTED MARCH 16, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Janus Olympus Fund (the "Fund") is closed to new investors effective May 10, 2000. Purchases into new accounts will be accepted only through the close of business on May 9, 2000. After May 9, 2000, purchases into new accounts generally will no longer be accepted.

The following may continue to make additional purchases and to reinvest dividends and capital gains into existing accounts:

a. Current Fund shareholders (additionally, current Fund shareholders may open new accounts in the Fund);

b. Discretionary investment advisers that invest through existing accounts at a financial institution (additionally, discretionary investment advisers that have existing accounts in the Fund may establish new accounts in the Fund); and

c. Financial institutions that currently have a contractual agreement with Janus to offer the Fund to qualified defined contribution retirement plans and their participants (for example, 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans.

Once an account is closed, additional investments may not be accepted.

Investors who do not have open accounts in the Fund as of the close of business on May 9, 2000 will not be allowed to purchase shares of the Fund, except that employees of Janus Capital Corporation or its subsidiaries may open new accounts directly with Janus.

Except as otherwise noted, these restrictions apply to investments made directly with Janus and investments made through financial institutions. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

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